                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Career Education Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4) Date Filed:

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Notes:

              [LOGO OF CAREER EDUCATION CORPORATION APPEARS HERE]


                         CAREER EDUCATION CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 20, 1999

                                 _____________


                          NOTICE AND PROXY STATEMENT

              [LOGO OF CAREER EDUCATION CORPORATION APPEARS HERE]


                                 April 16, 1999


Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 1999 Annual Meeting of Stockholders of Career Education Corporation to be held at Harris Trust & Savings Bank, 111 West Monroe Street, 8/th/ Floor, Chicago, Illinois, on May 20, 1999 at 1:00 p.m., local time. The formal notice of the Annual Meeting appears on the following page.

     The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. During the Annual Meeting, stockholders will view a presentation by CEC and have the opportunity to ask questions.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it to us in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

     We look forward to seeing you on May 20, 1999 and urge you to return your proxy card as soon as possible.

                                        Sincerely,


                                        JOHN M. LARSON
                                        President and Chief Executive Officer

              [LOGO OF CAREER EDUCATION CORPORATION APPEARS HERE]


                               ________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 1999

                               ________________


To the Stockholders of
Career Education Corporation:

     The Annual Meeting of Stockholders of Career Education Corporation will be held at 1:00 p.m., Chicago time, on May 20, 1999, at Harris Trust & Savings Bank, 111 West Monroe Street, 8/th/ Floor, Chicago, Illinois, for the following purposes:

(1)  To elect two Class I directors to CEC's Board of Directors;

(2) To approve an amendment to the Career Education Corporation 1998 Employee Incentive Compensation Plan which authorizes the addition of 750,000 shares of Common Stock authorized for issuance under such plan and the increase in the maximum number of shares of Common Stock any employee may be granted an option to purchase in any year under such plan from 100,000 to 250,000;

(3) To consider and act upon a proposal to approve an amendment to the Career Education Corporation 1998 Employee Stock Purchase Plan which expands the eligibility requirements of such plan to allow the participation of employees (i) who are not employees of CEC or one of its subsidiaries as of the date which is one year prior to the first day of an offering of common stock to employees under the Stock Purchase Plan, (ii) whose customary employment is less than five months in any calendar year and (iii) whose customary employment with CEC is 20 hours or less per week;

(4) To ratify the appointment by the Board of Directors of Arthur Andersen LLP as the independent auditors of CEC'S financial statements for the year ended December 31, 1999; and

(5) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 24, 1999 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                         By order of the Board of Directors,


                         John M. Larson
                         Secretary

Hoffman Estates, Illinois
April 16, 1999

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                         CAREER EDUCATION CORPORATION
                            2800 WEST HIGGINS ROAD
                                   SUITE 790
                        HOFFMAN ESTATES, ILLINOIS 60195
                                (847) 781-3600


                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Career Education Corporation, a Delaware corporation, for use at the Annual Meeting of Stockholders to be held at 1:00 p.m., Chicago time, Thursday, May 20, 1999, at Harris Trust & Savings Bank, 111 West Monroe Street, 8/th/ Floor, Chicago, Illinois, and any adjournments thereof. This Proxy Statement and accompanying form of proxy were first released to stockholders on or about April 16, 1999.

     RECORD DATE AND OUTSTANDING SHARES -- The Board of Directors has fixed the close of business on March 24, 1999, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, CEC had outstanding 7,803,346 shares of Common Stock, par value $0.01 per share (the "Common Stock"). Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

     VOTING OF PROXIES -- John M. Larson and Thomas B. Lally, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Larson and Lally are directors of CEC, and Mr. Larson is also an officer of CEC. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of CEC of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

     REQUIRED VOTE -- A plurality of the shares of Common Stock voted in person or by proxy is required to elect the nominees for directors. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy is required to (i) approve an amendment to the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Incentive Compensation Plan") which authorizes the addition of 750,000 shares of Common Stock authorized for issuance under such Plan and the increase in the maximum number of shares of Common Stock any employee may be granted an option to purchase in any year under the Incentive Compensation Plan from 100,000 to 250,000, (ii) approve an amendment to the Career Education Corporation 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan") which expands the eligibility requirements of such plan to allow the participation of employees
(1) who are not employees of CEC or one of its subsidiaries as of the date which is one year prior to the first day of an offering of common stock to employees under the Stock Purchase Plan, (2) whose customary employment is less than five months in any calendar year and (3) whose customary employment with CEC is 20 hours or less per week and (iii) ratify the appointment by the Board of Directors of Arthur Andersen LLP as the independent auditors of CEC's financial statements for the year ended December 31, 1999.

Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

     QUORUM; ABSTENTIONS AND BROKER NON-VOTES -- The required quorum for transaction of business at the Annual Meeting will be a majority of the shares issued and outstanding as of the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

     STOCKHOLDER LIST -- A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of, and number of shares registered in the name of, each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing May 10, 1999 and continuing through the date of the Annual Meeting, at the principal offices of CEC, 2800 West Higgins Road, Suite 790, Hoffman Estates, Illinois 60195.

     SUMMARY ANNUAL REPORT TO STOCKHOLDERS -- CEC's Form 10-K and Summary Annual Report to Stockholders for the year ended December 31, 1998, containing financial and other information pertaining to CEC, are being furnished to stockholders simultaneously with this Proxy Statement.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

     CEC's Board of Directors consists of six directors. Article V of CEC's Certificate of Incorporation provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, two Class I directors will be elected, each for a term of three years expiring at CEC's 2002 Annual Meeting of Stockholders. Both of the nominees are presently serving as directors of CEC. The Board of Directors recommends that the stockholders vote in favor of the election of the nominees named in this Proxy Statement to serve as directors of CEC. See "Nominees" below.

     The four directors whose terms of office do not expire in 1999 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

     If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named as proxies on the proxy card will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

                                   NOMINEES

     The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                  Served as
    Name                      Age    Position With Company      Director Since
    -----------------------  ----- -------------------------   ----------------
    Robert E. Dowdell(1)...   53     Director                        1994
    Patrick K. Pesch(1)(2).   42     Director                        1995

__________________
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

     ROBERT E. DOWDELL has been a Director of CEC since its inception in January 1994. From 1989 to present, Mr. Dowdell has served as Chief Executive Officer and as a director of Marshall & Swift, L.P., a publishing company. Mr. Dowdell is also a director of ADMS, a software provider and LaQuinta Spring, L.P., in which he is the general partner.

     PATRICK K. PESCH has been a Director of CEC since 1995. Mr. Pesch was designated as director by Heller Equity Capital Corporation ("Heller"). Mr. Pesch joined Heller Financial, Inc. ("HFI"), the parent of Heller, in 1985 and currently serves as a Senior Vice President of HFI and also as an officer of Heller, managing a portfolio of loan and equity investments, as well as serving as a credit officer of one of HFI's principal business units. Mr. Pesch also serves as an officer and director of Amersig Graphics, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL OF THE NOMINEES FOR ELECTION AS CLASS I DIRECTORS.

                                OTHER DIRECTORS

     The following persons will continue to serve as directors of CEC after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.

                                                                                           Served as          Term
   Name                     Age          Position with Company                          Director Since      Expires
-------------------------  -----      --------------------------                      -----------------    ---------
John M. Larson........      47        President, Chief Executive Officer and Director        1994             2001
Thomas B. Lally(1)(2).      55        Director                                               1998             2001
Wallace O. Laub(2)....      74        Director                                               1994             2000
Keith K. Ogata(1).....      44        Director                                               1998             2000

_______________________
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

     JOHN M. LARSON has served as President, Chief Executive Officer and a Director of CEC since January 1994. From July 1993 until CEC's formation, Mr. Larson served as a consultant to Heller, working with Heller to establish CEC. From January through May 1993, Mr. Larson served as the Eastern Regional Operating Manager of Educational Medical, Inc., which provides career-oriented postsecondary education. From 1989 until 1993, Mr. Larson served as the Senior Vice President of College Operations of Phillips Colleges, Inc., overseeing a nationwide system of 58 schools, which offered a wide range of academic programs. From March through September 1989, he served as Senior Vice President of Operations for the Geneva Companies, a mergers and acquisitions firm. From 1980 to 1989,

Mr. Larson was Vice President of Marketing at National Education Centers, Inc., a subsidiary of National Education Corporation, where he managed the entire admissions program, including marketing and advertising efforts, with a team of approximately 500 employees. Mr. Larson has also served in marketing positions with DeVry Inc., at its Chicago and Kansas City campuses. Mr. Larson received a Bachelor's of Science in Business Administration from the University of California at Berkeley and has completed the Executive Management Program at Stanford University.

     THOMAS B. LALLY has been a Director of CEC since January 28, 1998. Mr. Lally was designated to be a director by Heller. He has been the President of Heller since 1996 and an Executive Vice President of HFI since 1994, with direct responsibility for the asset quality oversight of HFI's portfolio of loan and equity investments. Mr. Lally joined HFI in 1974.

     WALLACE O. LAUB has been a Director of CEC since October 1994. Mr. Laub was a co-founder of National Education Corporation, Inc., where he served as Executive Vice President and director from 1955 to 1993. From 1981 to 1990, Mr. Laub served as a director of the Distance Education Training Council, a trade association and accrediting agency for distance education companies. Mr. Laub is now retired.

     KEITH K. OGATA has been a Director of CEC since January 28, 1998. Mr. Ogata is currently president of, and a private investor in, 3-K Financial Corporation. From 1995 to 1997, Mr. Ogata served as President of National Education Centers, Inc., a subsidiary of National Education Corporation. From 1991 to June 1997, he served as Vice President, Chief Financial Officer and Treasurer of National Education Corporation, with responsibility for finance, accounting, treasury, tax, mergers and acquisitions, human resources, investor and public relations and information systems.

     ARRANGEMENTS FOR NOMINATION AS DIRECTOR -- Messrs. Lally and Pesch were designated to the Board of Directors pursuant to an agreement with Heller. Under the agreement Heller is entitled to designate two directors as long as it owns at least 25% of CEC's capital stock. The number of directors that Heller is entitled to designate is reduced to one if Heller no longer owns 25% of CEC's capital stock, and the agreement terminates when Heller no longer owns at least 10% of CEC's capital stock. The agreement provides that CEC will cause the Heller designees to be nominated and solicit proxies from CEC stockholders to vote in favor of them, and will appoint the Heller designees to the Compensation and Audit Committees of the Board of Directors. Heller currently owns approximately 20% of our Common Stock. Accordingly, Heller is not entitled to designate its second nominee, Mr. Pesch, to the Board of Directors. However, the Board of Directors has nominated Mr. Pesch for re-election to the Board of Directors.

     DIRECTOR COMPENSATION -- During 1998, each director of CEC who was not an employee or consultant of CEC (the "Outside Directors") was paid an annual fee of $6,000 for their services as directors and was paid $1,000 for each Board of Directors meeting attended and $500 for each Board Committee meeting attended. In addition, each Outside Director who was first elected to the Board of Directors after adoption of the Career Education Corporation 1998 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), was granted stock options to purchase 8,000 shares of Common Stock at the fair market value of the Common Stock, as determined by a committee appointed by the Board of Directors, as of the date of issuance of each stock option and will be granted an option to purchase 3,000 shares of Common Stock on the date of each regular annual stockholders meeting thereafter if such director is elected at such meeting to serve as a non-employee director. One-third of the options granted to Outside Directors under the Directors' Plan vest each year on the first three anniversaries of the grant date. All options granted under the Directors' Plan to Outside Directors are exercisable for ten years. All Outside

Directors are also reimbursed for their reasonable out-of-pocket expenses incurred in attending Board of Directors and Committee meetings.

     MEETINGS -- During the year ended December 31, 1998, the Board of Directors held five (5) formal meetings. Each director attended at least 75% of the aggregate number of Board of Directors meetings held (during the period for which he has been a director) and the total number of Committee meetings on which he served that were held (during the period in which he was a member of such Committee) during 1998.

     COMMITTEES OF THE BOARD OF DIRECTORS -- The Board of Directors has established an Audit Committee and a Compensation Committee, each comprised entirely of directors who are not officers of CEC. The members of the Audit Committee are Messrs. Dowdell, Lally, Ogata and Pesch. The members of the Compensation Committee are Messrs. Lally, Laub and Pesch. CEC does not have a standing nominating committee.

     The Audit Committee generally has responsibility for recommending independent auditors to the Board of Directors for selection, reviewing the plan and scope of the annual audit, reviewing CEC's audit and control functions and reporting to the full Board of Directors regarding all of the foregoing. During the year ended December 31, 1998, the Audit Committee held two (2) formal meetings.

     The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards relating to the determination of executive compensation, reviewing CEC's executive compensation policies and reporting to the Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the stock option plans, determining the number of options to be granted to CEC's employees and consultants pursuant to the plans, determining the number of options to be granted to our executive officers pursuant to such plans and reporting to the Board of Directors regarding the foregoing. During the year ended December 31, 1998, the Compensation Committee held two (2) formal meetings. See "Report of the Compensation Committee of the Board of Directors."

                              EXECUTIVE OFFICERS

     Set forth below is a table identifying the executive officer of CEC who is not identified in the tables entitled "Election of Directors - Nominees" or "- Other Directors."

     NAME                        AGE                       POSITION
    -----------------------   ---------         --------------------------------
     William A. Klettke....       46             Senior Vice President, Chief
                                                 Financial Officer and Treasurer

     The Board of Directors elects officers annually and such officers serve at the discretion of the Board of Directors, subject, in the case of Mr. Larson, to the terms of his employment agreement. Mr. Larson is the only officer with an employment agreement with CEC. See "Executive Compensation and Certain Transactions -- Employment Agreements." There are no family relationships among any of the directors or officers of CEC.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE -- Section 16 of the Securities Exchange Act of 1934, as amended, requires CEC's officers (as defined under Section 16), directors and persons who beneficially own greater than 10% of a registered class of CEC's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, CEC believes that, except as set forth below, during 1998 all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons.

     Robert E. Dowdell, William A. Klettke, Patrick K. Pesch and Todd Steele (a former director of CEC) each filed one Form 4 after the date prescribed under
Section 16(a).

                EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

     The following table provides information concerning the annual and long-term compensation for services in all capacities to CEC for the years ended December 31, 1998 and 1997 to our chief executive officer and our other executive officer (collectively, the "Named Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                     Compensation
                                                                                        Awards
                                                                                     -------------
                                                     Annual Compensation              Securities              All other
                                                 ---------------------------------
                                                                                      Underlying             compensation
Name and Principal Position               Year    Salary ($)     Bonus ($)             Options (#)                ($)
------------------------------           ------  ------------  -------------         --------------     -------------------
John M. Larson                            1998   $308,333           $201,810               180,000 (1)   $          7,659  (2)
 President, Chief Executive Officer       1997    229,167            143,000                21,105                 17,018  (3)
  and Secretary

William A. Klettke                        1998   $169,167           $ 73,815                45,000       $          6,491  (4)
Senior Vice President, Chief              1997    152,500             47,850                 9,844                  6,771  (5)
 Financial Officer and Treasurer

__________________
(1) On February 8, 1999, 80,000 of these options were canceled and then reissued. The exercise price and vesting terms were not changed.
(2) Includes $6,000 in 401(k) matching contributions by CEC and $1,659 in term life insurance premium payments by CEC.
(3) Includes $8,594 in 401(k) matching contributions by CEC and $8,424 in term life insurance premium payments by CEC.
(4) Includes $6,400 in 401(k) matching contributions by CEC and $91 in term life insurance premium payments by CEC.
(5) Includes $6,100 in 401(k) matching contributions by CEC and $671 in term life insurance premium payments by CEC.

                             OPTION GRANTS IN 1998
     The following table contains information concerning the grant of stock options by us to our Named Officers during 1998.

                                        Percentage                                       Potential Realizable Value
                      Number of          of Total                                        at Assumed Annual Rates of
                        Shares           Options                                        Stock Price Appreciation for
                      Underlying        Granted to                                             Option Term (2)
                                                                                   ---------------------------------
                       Options           Employees     Exercise or
                       Granted           in Fiscal     Base Price      Expiration
       Name           (#) (1)              Year         ($/Sh)           Date          5% ($)            10%  ($)
--------------------  -----------       -----------    ------------    ----------- --------------       ------------
John M. Larson             60,000              10.2%   $     16.00       1/28/2008  $     603,739       $  1,529,993
                          120,000 (3)          20.3%   $     26.25       7/28/2008  $   1,981,018       $  5,020,289

William A. Klettke         15,000               2.5%   $     16.00       1/28/2008  $     150,935       $    382,498
                           30,000               5.1%   $     26.25       7/28/2008  $     495,255       $  1,255,072

__________________
(1) These options were granted under the Incentive Compensation Plan. Each of these options is a non-qualified stock option and vests in five equal annual installments on each of the first five anniversaries of the date grant.

(2) Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise, and is calculated assuming that the fair market value on the date of the grant appreciates at the indicated annual rates, compounded annually, for the term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Commission and do not represent our estimate or projection of future increases in the price of our common stock. Actual gains are dependent on the future performance of our common stock and the option holder's continued employment throughout the vesting periods. The amounts reflected in the table may not necessarily be achieved.

(3) On February 8, 1999, 80,000 of these options were canceled and then reissued. The exercise price and vesting terms were not changed.

    AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END 1998 OPTION VALUES -- The following table provides information regarding each of the Named Officers' unexercised options at December 31, 1998. None of the Named Officers exercised any options during 1998.

                          YEAR-END 1998 OPTION VALUES

                             Number of                                Value of
                        Securities Underlying                  Unexercised In-The-Money
                        Unexercised Options at                        Options at
       Name                Year-End 1998 (#)                     Year-End 1998 ($) (1)
------------------      --------------------------------       ---------------------------------------
                          Exercisable      Unexercisable          Exercisable            Unexercisable
------------------      --------------  ----------------       -----------------    ------------------
John M. Larson........         131,878           185,840       $       3,689,796    $        1,465,142
William A. Klettke....          19,104            51,774                 466,923               426,074

_______________

(1) The value per option is calculated by subtracting the exercise price per option from the closing price of the Common Stock on the Nasdaq National Market on December 31, 1998 of $30.00.

     EMPLOYMENT AGREEMENTS -- CEC entered into an amended and restated employment agreement dated October 9, 1997 with John M. Larson which provides for an initial annual base salary of $250,000 plus bonus compensation established by the Board of Directors. Effective July 29, 1998, Mr. Larson's annual base salary was increased to $350,000. Mr. Larson's employment agreement is automatically renewed for successive one year periods unless 90-day prior written notice of termination is given by CEC or Mr. Larson. The agreement provides for continuation of salary, bonus and benefits for one year following Mr. Larson's termination of employment with us, other than termination by us for "Cause" or termination by Mr. Larson without "Good Reason." "Cause" is defined in the agreement to include indictment or conviction of Mr. Larson on any felony criminal charges, willful misconduct or malfeasance in the performance of Mr. Larson's duties and a material breach by Mr. Larson of the terms of the agreement. "Good Reason" includes a material breach by CEC of the terms of the employment agreement, a material change by CEC in Mr. Larson's duties or responsibilities and a change of control of CEC. The agreement also prohibits Mr. Larson from disclosing confidential information and prohibits him from engaging in activities competitive with CEC for a period which includes the term of his employment with CEC or service as one of CEC's directors and continues for two years thereafter. However, if Mr. Larson's employment with CEC is terminated by CEC without "Cause" or by Mr. Larson for "Good Reason," the non-competition period will expire on the later of the termination of Mr. Larson's service as a director with CEC or six months after the termination of his employment. In such case, CEC may extend the non-competition period up to an additional 18 months if CEC pays Mr. Larson's base salary, a portion of his bonus and benefits during this additional period. If the term of the agreement expires and CEC refuses to renew the agreement or Mr. Larson refuses to renew the agreement for Good Reason, the non-competition period will expire on the later of the termination of Mr. Larson's employment or the termination of his service as a director. In such case, CEC may extend the non-competition period for up to an additional two years if CEC pays Mr. Larson's base salary, a portion of his bonus and benefits during this additional period.

                     REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors (the "Committee"), which is composed entirely of outside, Non-Employee Directors, establishes CEC's compensation strategy and policies and determines the nature and amount of all compensation for CEC's executive officers. The objectives of the Board of Directors in determining the levels and components of executive and key employee compensation are to (i) attract, motivate and retain talented and dedicated executive officers and other key employees, (ii) provide executive officers and other key employees with both cash and equity incentives to further the interests of CEC and its stockholders and (iii) compensate executive officers and other key employees at levels comparable to those of executive officers and key employees at other comparable companies. CEC retained Arthur Andersen LLP to review its compensation program in 1998 to ensure that it (i) aligns compensation with responsibility, (ii) provides for a competitive sharing of future increases in stockholder value with key executives and employees and
(iii) is consistent with CEC's strategic and financial goals. Generally, the compensation of all executive officers and other key employees is composed of a base salary plus targeted bonuses based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

     In determining the base salaries of the executive officers in 1998, the Board of Directors considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at comparable publicly-held companies and CEC's general compensation practices. Based on these criteria, Mr. Larson's base salary was set at $250,000 in October 1997 and increased to $350,000 in July 1998. Mr. Klettke's base salary for 1997 was $155,000 and increased to $172,000 in 1998. The base salaries of the executive officers are effective until changed at the discretion of the Compensation Committee.

     Discretionary bonuses for executive officers are directly tied to achievement of specified goals of CEC and are a function of the criteria which the Compensation Committee believes appropriately takes into account the specific areas of responsibility of the particular officer. Targets for discretionary bonuses are determined based on a percentage of the employee's base salary. Various executive officers and key employees were awarded cash bonuses in 1998 for their contributions. For 1998, the Compensation Committee paid bonuses of $201,810 to Mr. Larson and $73,815 to Mr. Klettke.

     Periodically, the Compensation Committee also grants stock options to executive officers and other key employees in order to provide a long-term incentive, which is directly tied to the performance of CEC's Common Stock. These options provide an incentive to maximize stockholder value because they reward optionholders only if stockholders also benefit. The exercise price of these stock options is the fair market value of the Common Stock on the date of grant. In general, the options vest in equal annual installments over a five-year period beginning one year after the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. In making stock option grants to executives and other key employees, the Compensation Committee considers a number of factors, including the performance of such persons, achievement of specific delineated goals, the responsibilities and the relative position of such persons within CEC, review of compensation of executives and key employees in comparable companies and review of the number of stock options each such person currently possesses. In 1998, the Compensation Committee granted Mr. Larson 180,000 stock options and Mr. Klettke 45,000 stock options. On February 8, 1999, 80,000 of these 180,000 stock options were cancelled and reissued to Mr. Larson. The exercise price and vesting terms were not changed.

COMPLIANCE WITH SECTION 162(M)

     The Compensation Committee currently intends for all compensation paid to the Named Officers to be tax deductible to CEC pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by CEC for Federal income tax purposes unless, in general, such compensation is performance based, is established by a committee of independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. The Compensation Committee believes that the requirements of Section 162(m) are uncertain at this time and may arbitrarily impact CEC. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.

                            COMPENSATION COMMITTEE
                            ----------------------
                          Thomas B. Lally (Chairman)
                                Wallace O. Laub
                               Patrick K. Pesch


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Thomas B. Lally, Wallace O. Lamb, Patrick K. Pesch and Scott D. Steele, who resigned as a director on January 23, 1998, served as members of the Compensation Committee during 1998. Scott Steele resigned due to time constraints imposed by his employment at Electra Fleming, Inc., of which Mr. Steele serves as a principal, and because of a general policy of Electra Fleming against its principals serving on the boards of publicly-held corporations in which Electra Fleming (or an affiliate) has an equity interest.

     CEC entered into a Registration Rights Agreement with Heller, dated as of February 3, 1998. Under this agreement, Heller is entitled, subject to certain exceptions, to demand that CEC register shares of Common Stock held by Heller on up to three occasions and to cause CEC to register such shares in any registration by CEC on its own account or for the account of other security holders.

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for CEC, the Russell 2000 Index and an index of peer companies selected by CEC during the period commencing on January 28, 1998, the date of CEC's initial public offering, and ending on December 31, 1998. The comparison assumes $100 was invested on January 28, 1998 in the Common Stock, the Russell 2000 Index and the peer companies selected by CEC and assumes the reinvestment of all dividends, if any. The companies in the peer group, all of which are education companies, are weighted according to their market capitalization as of the end of each period for which a return is indicated. Included in the peer group are: Apollo Group Inc., Computer Learning Centers, Inc., DeVry, Inc., Education Management Corporation, EduTrek International, Inc., ITT Educational Services, Inc., Quest Education Corporation, Strayer Education, Inc. and Whitman Education Group, Inc. The performance graph begins with CEC's initial public offering price of $16.00 per share.

               COMPARISON OF CUMULATIVE TOTAL RETURNS SINCE IPO
             CAREER EDUCATION, RUSSELL 2000 INDEX, AND PEER INDEX

                             [GRAPH APPEARS HERE]


---------------------------------------------------------------------------
                     1/28/98       1Q'98       2Q'98     3Q'98      4Q'98
---------------------------------------------------------------------------
*    CECO            $100.00      $137.50     $153.13   $136.72    $187.50
---------------------------------------------------------------------------
 .    RUSSELL 2000    $100.00      $111.11     $106.72   $ 84.83    $ 98.45
---------------------------------------------------------------------------
[_]  PEER INDEX      $100.00      $ 99.00     $110.34   $ 98.22    $120.80
---------------------------------------------------------------------------

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 31, 1999, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by CEC to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Officers and
(iv) all Company executive officers and directors as a group.


                                                                     Number of Shares          Percent of Shares
                       Name and Address                             Beneficially Owned(1)       Beneficially Owned
---------------------------------------------------------------    -----------------------     -------------------
Heller Equity Capital Corporation (2)..........................           1,562,007                  20.0%
Baron Capital Group, Inc. (3)..................................             560,000                   7.2
BankAmerica Corporation (4)....................................             381,000                   4.9
Electra Investment Trust P.L.C. and
 Electra Associates, Inc. (5)..................................             252,511                   3.2
John M. Larson (6).............................................             115,350                   1.5
William A. Klettke (7).........................................              52,621                     *
Robert E. Dowdell (8)..........................................             101,441                   1.3
Thomas B. Lally (9)............................................               6,333                     *
Wallace O. Laub (10)...........................................              32,151                     *
Keith K. Ogata (9).............................................              30,333                     *
Patrick K. Pesch (11)..........................................              10,133                     *
All directors and executive officers as a group
 (7 persons)...................................................             348,362                   4.4

__________________
*    Denotes beneficial ownership less than one percent.
(1) Beneficial ownership is determined in accordance with the rules of the Commission. The number of shares beneficially owned by a person and the percentage ownership of that person includes shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 1999 (including options that will become exercisable upon consummation of the offering).
(2) As reported on a Schedule 13D/A filed with the Commission on April 1, 1999 jointly by The Fuji Bank, Limited, Fuji America Holdings, Inc., Heller Financial, Inc. and Heller Equity Capital Corporation ("HECC"). According to the Schedule 13D/A, HECC has sole voting and sole dispositive power with respect to 1,562,007 shares of common stock. The address of HECC is 500 West Monroe Street, Chicago, Illinois 60661.
(3) As reported on Schedule 13G filed with the Commission on January 22, 1999 jointly by Baron Capital Group, Inc., BAMCO, Inc., Baron Small Cap Fund and Ronald Baron (collectively, the "Baron Entities"). According to the
     Schedule 13G, each of the Baron Entities have shared voting and shared dispositive power with respect to 560,000 shares of common stock. The address of each of the Baron Entities is (or, in the case of Ronald Baron, is %) 767 Fifth Avenue, New York, NY 10153.
(4) As reported on a Schedule 13G filed with the Commission on January 28, 1999 jointly by BankAmerica Corporation ("BAC"), Bank of America NT&SA ("B of A"), NB Holdings Corp. ("NBHC"), NationsBank NA ("NB"), NationsBanc Advisors Inc. ("NBAI") and TradeStreet Investment Associates ("TSIA"). According to Schedule 13G, BAC has shared voting and shared dispositive power with respect to 381,100 shares of common stock, B of A has sole voting and sole dispositive power with respect to 13,200 shares of common stock, NBHC has shared voting and shared dispositive power with respect to 367,900 shares of common stock, NB has sole voting and sole dispositive power with respect to 50,300 shares of common stock and shared voting and shared dispositive power with respect to 317,600 shares of common stock, NBAI has shared voting and shared dispositive power with respect to 220,000 shares of common stock and TSIA has sole voting and sole dispositive power with respect to 317,600 shares of common stock. The address of BAC, NBHC, NBAI and TSIA is 100 North Tryon Street, Charlotte, NC 28255. The address of NB is 110 South Tryon Street, Charlotte, NC 28255. The address of B of A is 555 California Street, San Francisco, CA 94104.
(5) As reported on a Schedule 13G filed with the Commission on February 16, 1999 jointly by Electra Investment Trust P.L.C. ("EIT") and Electra Associates, Inc. ("EAI"). According to the Schedule 13G, EIT had sole voting and sole dispositive power with respect to 887,305 shares of common stock and EAI was (a) the nominee for certain foreign investors represented by Selectra Investment and Management Ltd. ("Selectra") and (b) the owner of record of 75,206 shares of common stock owned by such foreign investors. EAI votes and will dispose of such shares in accordance with Selectra's instructions. Pursuant to CEC's follow-on public offering on March 17, 1999, EIT and EAI sold an aggregate of 710,000 shares of Common Stock. EIT and EAI are affiliated entities, and their address is % Electra Investment Trust P.L.C., 65 Kingsway, London, England WC2B 6QT.
(6) Includes 99,718 shares of common stock which may be acquired by Mr. Larson upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 1999.
(7) Includes 22,104 shares of common stock which may be acquired by Mr. Klettke upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 1999.
(8) Includes 2,834 shares of common stock held by Mr. Dowdell, as Custodian for Brian M. Dowdell under the Uniform Transfers to Minors Act; 2,834 shares of common stock held by Mr. Dowdell, as Custodian for Sharon T. Dowdell under the Uniform Transfers to Minors Act; 3,825 shares of common stock held by Robert E. Dowdell Defined Benefit Plan and Trust, under Agreement dated December 9, 1996; 5,000 shares of common stock held by Mr. Dowdell and Grace C. Dowdell, as Trustees under a Trust Agreement dated July 1, 1991; and 42,313 shares of common stock which may be acquired by Mr. Dowdell upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 1999.
(9) Includes 5,333 shares of common stock which may be acquired upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 1999.
(10) Includes 10,668 shares of common stock which may be acquired upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 1999.
(11) Includes 2,700 shares of common stock held by Mr. Pesch's individual retirement account, 1,100 shares of common stock held by Cathy Pesch's individual retirement account (Cathy Pesch is Mr. Pesch's spouse), 1,000 shares of common stock held in a joint account with Cathy Pesch and 5,333 shares of common stock which may be acquired upon the exercise of stock options which are currently exercisable or exercisable within 60 days of March 31, 1999.

                                  PROPOSAL 2
           APPROVAL OF AMENDMENT TO THE CAREER EDUCATION CORPORATION
                   1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

     The stockholders are asked to consider and vote to approve the proposal to amend the Incentive Compensation Plan to authorize the addition of 750,000 shares of Common Stock authorized for issuance under the Incentive Compensation Plan and the increase in the maximum number of shares of Common Stock any person may be granted an option to purchase in any year under the Incentive Compensation Plan from 100,000 to 250,000.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE INCENTIVE COMPENSATION PLAN AMENDMENT. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THE INCENTIVE COMPENSATION PLAN AMENDMENT. ABSTENTIONS AND BROKER NON-VOTES WILL NOT CONSTITUTE OR BE COUNTED AS "VOTES" CAST FOR PURPOSES OF THE ANNUAL MEETING.

BACKGROUND

     CEC's Board of Directors and stockholders adopted the Incentive Compensation Plan, effective as of January 28, 1998. A total of 600,000 shares of Common Stock have been authorized and reserved for issuance under the Incentive Compensation Plan.

     On February 17, 1999, the Board of Directors voted to present the Amendment to the Incentive Compensation Stock Option Plan (the "Incentive Compensation Plan Amendment") for stockholder approval at the May 20, 1999 Annual Meeting of Stockholders. The Incentive Compensation Plan Amendment will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Amendment provides for the issuance of an additional 750,000 shares under the Incentive Compensation Plan and an increase in the maximum number of shares of Common Stock any person may be granted an option to purchase in any year under such plan from 100,000 to 250,000.

     The Incentive Compensation Plan provides for the issuance of awards in a variety of forms, including (i) nonqualified and incentive stock options for the purchase of Common Stock, (ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, (v) dividend equivalents, (vi) other stock-based awards, (vii) performance awards and (viii) cash incentive awards. Directors, officers and employees of, and consultants to, CEC or any subsidiary of CEC are eligible to participate in the Incentive Compensation Plan. Options granted will provide for the purchase of Common Stock at prices determined by the Compensation Committee. The Board of Directors believes that the Incentive Compensation Plan will better align the interests of CEC's officers, employees and consultants with the interests of CEC's stockholders. In adopting the Incentive Compensation Plan Amendment, the Board of Directors noted that many other companies have adopted equity plans to compensate their officers, employees and consultants and believes that such a plan is appropriate to attract and retain well-qualified persons for service as officers, employees and consultants.

     The following brief summary of certain features of the Incentive Compensation Plan is qualified in its entirety by reference to the full text of the Incentive Compensation Plan and the Incentive Compensation Plan Amendment, which are set forth in Exhibit A to this Proxy Statement.

TERMS OF THE INCENTIVE COMPENSATION PLAN

     The Incentive Compensation Plan provides for the issuance of options to purchase up to 600,000 shares of Common Stock, which shares are reserved and available for purchase upon the exercise of such options granted under the Incentive Compensation Plan. As of January 1, 1999, options to purchase

582,550 shares of Common Stock had been granted under the Incentive Compensation Plan, leaving 17,450 shares available for future awards. As of December 31, 1998, 4,000 of these options had been exercised.

     The Incentive Compensation Plan provides for the issuance of awards in a variety of forms, including (i) nonqualified and incentive stock options for the purchase of Common Stock, (ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, (v) dividend equivalents, (vi) other stock-based awards, (vii) performance awards and (viii) cash incentive awards. Directors, officers and employees of, and consultants to, CEC or any subsidiary of CEC are eligible to participate in the Incentive Compensation Plan. Options granted will provide for the purchase of Common Stock at prices determined by the Compensation Committee. The Board of Directors believes that the Incentive Compensation Plan will better align the interests of CEC's officers, employees and consultants with the interests of CEC's stockholders. In adopting the Incentive Compensation Plan Amendment, the Board of Directors noted that many other companies have adopted equity plans to compensate their officers, employees and consultants and believes that such a plan is appropriate to attract and retain well-qualified persons for service as officers, employees and consultants.

     The Compensation Committee has the authority to grant awards under the Incentive Compensation Plan to directors, officers and employees of, and consultants to, CEC or any subsidiary of CEC. In determining the terms and conditions of the awards, the Compensation Committee may give consideration to the person's functions and responsibilities, the person's contributions to CEC and its subsidiaries, the value of the individual's service to CEC and its subsidiaries and other factors deemed relevant by the Compensation Committee.

     In the event of any stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of CEC, corporate separation or division of CEC, sale by CEC of all or a substantial portion of its assets, reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving CEC and having an effect similar to any of the foregoing, the Committee will adjust or substitute, as the case may be, the aggregate number of shares of Common Stock subject to the Incentive Compensation Plan and the number and exercise price of shares subject to outstanding awards; provided, however,
                                                            --------  -------
that any fractional shares resulting from such adjustment will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as may be determined by the Board of Directors.

     The Incentive Compensation Plan is administered by the Compensation Committee. The Compensation Committee is authorized to construe the provisions of the Incentive Compensation Plan and to adopt and amend rules and regulations for administering the Incentive Compensation Plan, subject to stockholder approval if required by applicable law. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

CHANGE IN CONTROL

     Upon the occurrence of a Change in Control (as defined in the Incentive Compensation Plan), all unexercised stock options and stock appreciation rights will become immediately exercisable, all restrictions and deferral limitations on any deferred stock, restricted stock or other award shall lapse and all performance goals and other conditions with respect to any outstanding performance award or cash incentive award shall be deemed to have been satisfied in full. In addition, after a Change in Control an employee will have the right to surrender all or part of the outstanding options and receive cash from CEC in the following amount for each award: (i) the excess of the Change in Control Price (as defined in the Incentive Compensation Plan) over the exercise price of the option multiplied by (ii) the number of shares of Common Stock subject to the award.

NEW PLAN BENEFITS

     The table below sets forth certain information concerning options granted and outstanding, as of January 1, 1999, under the Incentive Compensation Plan.

                               NEW PLAN BENEFITS
                        1998 INCENTIVE COMPENSATION PLAN

    Name and Position           Dollar Value ($)(1)  Number of Shares (2)
---------------------------     -------------------  --------------------
John M. Larson,                               -                  180,000
 Chairman, President and
 Chief Executive Officer

William A. Klettke,                           -                   45,000
 Vice President and Chief
 Financial Officer

Executive Group                               -                  225,000

Non-Executive Director Group                  -                        -

Non-Executive Officer                         -                        -
 Employee Group

__________________
(1) The dollar value of the grants is indeterminate at this time as these grants are subject to a vesting schedule and the value of the grants are dependent on the price of the Common Stock achieving levels above the grant price. All of the grants were granted at the fair market value of the Common Stock on the date of grant.
(2) These options were granted since January 28, 1998 pursuant to the Incentive Compensation Plan. As of January 1, 1999, options to purchase 17,450 shares of Common Stock were available for issuance under the Incentive Compensation Plan.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on January 1, 1999. Such laws and regulations are subject to change.

     A person granted an option under the Incentive Compensation Plan does not recognize taxable income upon grant, and CEC is not entitled to a deduction for Federal income tax purposes upon such grant. Upon exercise of the option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price (the "spread") will generally be taxable to the grantee as compensation income and will generally be deductible for tax purposes by CEC. In determining the amount of the spread or the amount of consideration paid to the grantee, the fair market value of the Common Stock on the date of exercise is used. CEC, in computing its Federal income tax, will be entitled to a deduction in an amount equal to the compensation taxable to the grantee. The dispositions of shares acquired upon exercise of a stock option will generally result in a capital gain or loss for the grantee, but will have no tax consequences for CEC.

     In the event any payments or rights accruing to a grantee upon a Change in Control, or any other payments awarded under the Incentive Compensation Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the grantee from CEC, the grantee may be subject to an excise tax (in addition to ordinary income tax) and CEC may be disallowed a deduction for the amount of the actual payment.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE INCENTIVE COMPENSATION PLAN AMENDMENT. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THE INCENTIVE COMPENSATION PLAN AMENDMENT. ABSTENTIONS AND BROKER-NON VOTES WILL NOT CONSTITUTE OR BE COUNTED AS "VOTES" CAST FOR PURPOSES OF THE ANNUAL MEETING.

                                  PROPOSAL 3
        APPROVAL OF AMENDMENT TO THE CAREER EDUCATION CORPORATION 1998
                         EMPLOYEE STOCK PURCHASE PLAN

     The stockholders are asked to consider and vote to approve the proposal to amend the Stock Purchase Plan to amend the eligibility under the Stock Purchase Plan to allow the participation of employees (i) who are not employees of CEC or one of its subsidiaries as of the date which is one year prior to the first day of an offering of Common Stock to employees under the Stock Purchase Plan, (ii) whose customary employment is less than five (5) months in any calendar year and
(iii) whose customary employment with CEC is 20 hours or fewer per week.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE STOCK PURCHASE PLAN AMENDMENT. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE STOCK PURCHASE PLAN AMENDMENT. ABSTENTIONS AND BROKER-NON VOTES WILL NOT CONSTITUTE OR BE COUNTED AS "VOTES" CAST FOR PURPOSES OF THE ANNUAL MEETING.

BACKGROUND

     The Board of Directors and stockholders adopted the Stock Purchase Plan, effective as of January 28, 1998. The Plan will remain in effect until terminated by action of the Board of Directors of CEC or until all shares of Common Stock subject to the Stock Purchase Plan have been purchased by employees. A total of 500,000 shares of Common Stock has been authorized and reserved for issuance under the Stock Purchase Plan.

     On February 17, 1999, the Board of Directors voted to present the Amendment to the Stock Purchase Plan (the "Stock Purchase Plan Amendment") for stockholder approval at the May 20, 1999 Annual Meeting of Stockholders. The Stock Purchase Plan Amendment will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Amendment provides for participation in the Stock Purchase Plan by employees (i) who are not employees of CEC or one of its subsidiaries as of the date which is one year prior to the first day of an offering of common stock to employees under the Stock Purchase Plan, (ii) whose customary employment is less than five (5) months in any calendar year and (iii) whose customary employment with CEC is 20 hours or fewer per week.

     The Stock Purchase Plan provides for the issuance of options for the purchase of common stock through quarterly offerings (each an "Offering"). Options granted will provide for the purchase of common stock at 85% of the fair market value of the Common Stock at the time of exercise. The Board of Directors believes that the Stock Purchase Plan offers eligible employees a favorable opportunity to become stockholders of CEC over a period of years, thereby giving them a proprietary interest in the growth and prosperity of CEC and encouraging the continuance of their dedicated services. In adopting the Stock Purchase Plan Amendment, the Board of Directors noted that many other companies allow new and part-time employees to participate in such Plans.

     The following brief summary of certain features of the Stock Purchase Plan is qualified in its entirety by reference to the full text of the Stock Purchase Plan and the Stock Purchase Plan Amendment, which are set forth in Exhibit B to this Proxy Statement.

TERMS OF THE STOCK PURCHASE PLAN

     The Stock Purchase Plan provides for the issuance of options to purchase up to 500,000 shares of Common Stock, which shares are reserved and available for purchase upon the exercise of such options granted under the Stock Purchase Plan through periodic offerings to be made during the ten-year period commencing April 1, 1998. The Stock Purchase Plan is implemented by four (4) annual offerings of Common Stock (the "Offerings"), beginning on the first day of each calendar quarter, each Offering terminating on the last day of such quarter. The maximum number of shares of Common Stock issued in each Offering is 25,000. As of January 1, 1999, options to purchase 10,779 shares of Common Stock had been granted under the Stock Purchase Plan, leaving 489,221 shares available for future awards. As of January 1, 1999, 10,779 of these options had been exercised.

     If an employee elects to participate in an offering under the Stock Purchase Plan, such employee will specify the amount of such employee's Base Compensation (as defined in the Stock Purchase Plan) which is to be deducted from the employee's paychecks for the exercise of the options granted under the Stock Purchase Plan ("Exercise Date"). CEC maintains payroll deduction accounts for all participating employees. With respect to any Offering made under the Stock Purchase Plan, an employee may authorize a payroll deduction from a minimum of 1% to a maximum of 10% of such employees gross, pre-tax Base Compensation. A maximum of $5,000 may be deducted from the employee's compensation in connection with any Offering.

     On any particular Exercise Date, each participant in the Stock Purchase Plan will be granted the right to purchase as many full shares of CEC's Common Stock as is possible with the amount in such participant's account on such Exercise Date. The purchase price per share for participants in the Stock Purchase Plan will be 85% of the fair market value of a share of Common Stock at the time the option is exercised. The purchase price for each share of Common Stock purchased with funds allocated from dividends received on the Common Stock held on behalf of the employee will be 100% of the fair market value of the Common Stock at the time the option is exercised. A participating employee may not purchase shares under any Offering beyond 60 months from the effective date thereof. Any balance remaining in an employee's payroll deduction account or dividend account, if any, at the end of an Offering Period shall be returned to the employee.

     The fair market value of a share of Common Stock on any date shall be the closing price of the Common Stock on the Nasdaq National Market or on any other national stock exchange or automated quotation system on which the Common Stock is listed on that date.

     An employee cannot transfer options granted to such participant under the Stock Purchase Plan other than by will or by the laws of descent and distribution. The Options may be exercised during the employee's lifetime only by the participating employee.

     The number of shares subject to the Stock Purchase Plan and to Offerings granted under the Stock Purchase Plan shall be proportionately adjusted in the event that the outstanding Common Stock is changed by any stock dividend, stock split or combination of shares. In the event of a merger or consolidation of CEC, there shall be substituted for each share of Common Stock then subject to the Stock Purchase Plan, the number and kind of shares of common stock or other securities to which holders of the Common Stock are entitled pursuant to the transaction. In the event of any other relevant change in the capitalization of CEC, the Committee shall provide for an equitable adjustment in the number of shares of Common Stock subject to the Stock Purchase Plan.

     The Stock Purchase Plan is administered by the Committee, none of whom shall be eligible to participate in the Plan. The Committee is authorized to construe the provisions of the Stock Purchase Plan and to adopt and amend rules and regulations for administering the Stock Purchase Plan.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following summary of tax consequences is not comprehensive and is based on laws and regulations in effect on January 1, 1999. Such laws and regulations are subject to change.

     The options granted under the Plan are intended to constitute options granted pursuant to an "employee stock purchase plan" within the meaning of
Section 423 of the Code. The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401 of the Code.

     Generally, an employee in the Stock Purchase Plan will not realize any taxable income for Federal income tax purposes at the time an option is granted. Upon exercise of the option, the employee will incur no income tax liability.
If the employee transfers shares received upon the exercise of an option within a period of two years from the date of grant of such option or one year from the date of receipt of the shares of Common Stock (the "Holding Period"), then, in general, the employee will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, even if the transfer of the shares occurs at a price which is less than the fair market value of the shares on the date of exercise or even less than the exercise price. The amount required to be treated as ordinary income is added to the employee's tax basis for the shares in determining whether there is any taxable gain or deductible loss for the employee upon the transfer of such shares. If the employee transfers the shares after the expiration of the Holding Period, the employee will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the lesser of the following two amounts: (i) the amount by which the fair market value of the shares at the time the option was granted exceeds the option price at such time or (ii) the amount by which the fair market value of the shares at the time such shares are transferred by the employee exceeds the exercise price. Any gain realized by the employee on the transfer of the shares in excess of the amount treated as ordinary income should by treated as a capital gain.

     If an employee makes any disqualifying disposition prior to the completion of the Holding Period with respect to shares acquired upon the exercise of an option granted under the Stock Purchase Plan, then such participant must remit to CEC an amount sufficient to satisfy all Federal, state, and local withholding taxes thereby incurred.

     CEC is not entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of Common Stock acquired upon exercise of an option granted under the Stock Purchase Plan, provided that the employee holds the shares received upon the exercise of such option for the Holding Period. If the employee transfers the stock acquired upon the exercise of such option prior to the end of the Holding Period, CEC generally is entitled to a deduction at the time the employee recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE STOCK PURCHASE PLAN AMENDMENT. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED "FOR" APPROVAL OF THE STOCK PURCHASE PLAN AMENDMENT. ABSTENTIONS AND BROKER-NON VOTES WILL NOT CONSTITUTE OR BE COUNTED AS "VOTES" CAST FOR PURPOSES OF THE ANNUAL MEETING.

                                  PROPOSAL 4
                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed Arthur Andersen LLP, independent certified public accountants, as auditors of CEC's financial statements for the year ended December 31, 1999. Arthur Andersen LLP has acted as auditors for CEC since its inception in 1994.

     The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Arthur Andersen LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Arthur Andersen LLP, the Board of Directors will interpret this as an instruction to seek other auditors.

     It is expected that representatives of Arthur Andersen will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF CEC'S FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 1999.

                        MISCELLANEOUS AND OTHER MATTERS

     SOLICITATION -- The cost of this proxy solicitation will be borne by CEC. CEC may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at CEC's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by CEC for their reasonable out-of-pocket expenses of solicitation. CEC does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

     PROPOSALS OF STOCKHOLDERS -- Proposals of stockholders intended to be considered at CEC's 2000 Annual Meeting of Stockholders must be received by the Secretary of CEC not less than 120 days nor more than 150 days prior to April 16, 2000.

     OTHER BUSINESS -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in CEC's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

     ADDITIONAL INFORMATION -- CEC will furnish, without charge, a copy of its Annual Report on Form 10-K for its year ended December 31, 1998, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, and will provide copies of the exhibits to such Form 10-K upon payment of a reasonable fee which shall not exceed CEC's reasonable expenses in connection therewith. Requests for such materials should be directed to Career Education Corporation, 2800 West Higgins Road, Suite 790, Hoffman Estates, Illinois 60195, Attention: John M. Larson. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.


                                   By order of the Board of Directors


                                   John M. Larson
                                   Secretary


Hoffman Estates, Illinois
April 16, 1999


                  ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE,
              DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                                                       EXHIBIT A



                          CAREER EDUCATION CORPORATION



                    1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                                                                       Page
ARTICLE I          ESTABLISHMENT.....................................................................   A-5
     1.1           Purpose...........................................................................   A-5

ARTICLE II         DEFINITIONS.......................................................................   A-5
     2.1           "Affiliate".......................................................................   A-5
     2.2           "Agreement" ......................................................................   A-5
     2.3           "Award"...........................................................................   A-5
     2.4           "Beneficiary".....................................................................   A-5
     2.5           "Board of Directors" or "Board"...................................................   A-6
     2.6           "Cash Incentive Award"............................................................   A-6
     2.7           "Cause"...........................................................................   A-6
     2.8           "Change in Control" and "Change in Control Price".................................   A-6
     2.9           "Code" or "Internal Revenue Code".................................................   A-6
     2.10          "Commission"......................................................................   A-6
     2.11          "Committee".......................................................................   A-6
     2.12          "Common Stock"....................................................................   A-6
     2.13          "Company".........................................................................   A-6
     2.14          "Covered Employee"................................................................   A-6
     2.15          "Deferred Stock"..................................................................   A-6
     2.16          "Disability"......................................................................   A-6
     2.17          "Dividend Equivalent".............................................................   A-7
     2.18          "Effective Date"..................................................................   A-7
     2.19          "Exchange Act"....................................................................   A-7
     2.20          "Fair Market Value"...............................................................   A-7
     2.21          "Grant Date"......................................................................   A-7
     2.22          "Incentive Stock Option"..........................................................   A-7
     2.23          "Initial Public Offering".........................................................   A-7
     2.24          "Nasdaq"..........................................................................   A-7
     2.25          "Non-Qualified Stock Option"......................................................   A-7
     2.26          "Option Period"...................................................................   A-8
     2.27          "Option Price"....................................................................   A-8
     2.28          "Other Stock-Based Awards"........................................................   A-8
     2.29          "Participant".....................................................................   A-8
     2.30          "Performance Award"...............................................................   A-8
     2.31          "Plan"............................................................................   A-8
     2.32          "Representative"..................................................................   A-8
     2.33          "Restricted Stock"................................................................   A-8
     2.34          "Retirement"......................................................................   A-8
     2.35          "Rule 16b-3" .....................................................................   A-8
     2.36          "Securities Act"..................................................................   A-8
     2.37          "Stock Appreciation Right"........................................................   A-8
     2.38          "Stock Option" or "Option"........................................................   A-9
     2.39          "Termination of Employment".......................................................   A-9
     2.40          "Transfer"........................................................................   A-9

ARTICLE III        ADMINISTRATION.................................................................      A-9
       3.1         Committee Structure and Authority..............................................      A-9

ARTICLE IV         STOCK SUBJECT TO PLAN..........................................................     A-11
       4.1         Number of Shares...............................................................     A-11
       4.2         Release of Shares..............................................................     A-11
       4.3         Restrictions on Shares.........................................................     A-11
       4.4         Stockholder Rights.............................................................     A-12
       4.5         Reasonable Efforts To Register.................................................     A-12
       4.6         Anti-Dilution..................................................................     A-12

ARTICLE V          ELIGIBILITY....................................................................     A-12
       5.1         Eligibility....................................................................     A-12
       5.2         Per Person Award Limitations...................................................     A-13

ARTICLE VI         STOCK OPTIONS..................................................................     A-13
       6.1         General........................................................................     A-13
       6.2         Grant and Exercise.............................................................     A-13
       6.3         Terms and Conditions...........................................................     A-13
       6.4         Termination by Reason of Death.................................................     A-15
       6.5         Termination by Reason of Disability............................................     A-15
       6.6         Other Termination..............................................................     A-15
       6.7         Cashing Out of Option..........................................................     A-15

ARTICLE VII        STOCK APPRECIATION RIGHTS......................................................     A-16
       7.1         General........................................................................     A-16
       7.2         Grant..........................................................................     A-16
       7.3         Terms and Conditions...........................................................     A-16

ARTICLE VIII       RESTRICTED STOCK...............................................................     A-17
       8.1         General........................................................................     A-17
       8.2         Awards and Certificates........................................................     A-17
       8.3         Terms and Conditions...........................................................     A-17

ARTICLE IX         DEFERRED STOCK.................................................................     A-18
       9.1         General........................................................................     A-18
       9.2         Terms and Conditions...........................................................     A-19

ARTICLE X          OTHER AWARDS...................................................................     A-20
       10.1        Bonus Stock and Awards In Lieu of Obligations..................................     A-20
       10.2        Dividend Equivalents...........................................................     A-20
       10.3        Other Stock-Based Awards.......................................................     A-20
       10.4        Performance Awards.............................................................     A-20

ARTICLE XI         PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN.........................     A-23
       11.1        Limited Transfer During Offering...............................................     A-23
       11.2        Committee Discretion...........................................................     A-23
       11.3        No Company Obligation..........................................................     A-23

ARTICLE XII        CHANGE IN CONTROL PROVISIONS...................................................     A-23
       12.1        Impact of Event................................................................     A-23
       12.2        Definition of Change in Control................................................     A-24
       12.3        Change in Control Price........................................................     A-24

ARTICLE XIII       MISCELLANEOUS..................................................................     A-25
       13.1        Amendments and Termination.....................................................     A-25
       13.2        Stand-Alone, Additional, Tandem, and Substitute Awards.........................     A-25
       13.3        Form and Timing of Payment Under Awards; Deferrals.............................     A-25
       13.4        Status of Awards Under Code Section 162(m).....................................     A-26
       13.5        Unfunded Status of Plan; Limits on Transferability.............................     A-26
       13.6        General Provisions.............................................................     A-26
       13.7        Mitigation of Excise Tax.......................................................     A-27
       13.8        Rights with Respect to Continuance of Employment...............................     A-28
       13.9        Awards in Substitution for Awards Granted by Other Corporations................     A-28
       13.10       Procedure for Adoption.........................................................     A-28
       13.11       Procedure for Withdrawal.......................................................     A-28
       13.12       Delay..........................................................................     A-28
       13.13       Headings.......................................................................     A-28
       13.14       Severability...................................................................     A-28
       13.15       Successors and Assigns.........................................................     A-28
       13.16       Entire Agreement...............................................................     A-28

                         CAREER EDUCATION CORPORATION
                   1998 EMPLOYEE INCENTIVE COMPENSATION PLAN


                                   ARTICLE I
                                   ---------

                                 ESTABLISHMENT
                                 -------------

     1.1  Purpose.
          -------

     The Career Education Corporation 1998 Employee Incentive Compensation Plan is hereby established by Career Education Corporation. The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. At the time the Company is a publicly held corporation, if any, it is intended that compensation awarded under the Plan qualifies for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) hereunder shall be null and void ab initio. The Plan is
                                                     -- ------
adopted, subject to stockholder approval, effective as of the date of consummation of the Initial Public Offering (as defined herein).


                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

     For purposes of the Plan, the following terms are defined as set forth below:

     2.1  "Affiliate" means any individual, corporation, partnership,
           ---------
association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2  "Agreement" or "Award Agreement" means, individually or collectively,
           ---------      ---------------
any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

     2.3  "Award" means any Option, Stock Appreciation Right, Restricted Stock,
           -----
Deferred Stock, Stock, Dividend Equivalent, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.

     2.4  "Beneficiary" means the person, persons, trust or trusts which have
           -----------
been designated by a Participant in such Participant's most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     2.5  "Board of Directors" or "Board" means the Board of Directors of the
           ------------------      -----
Company.

     2.6  "Cash Incentive Award" means a conditional right granted to a
           --------------------
Participant under Section 10.4(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

     2.7  "Cause" shall mean, for purposes of whether and when a Participant has
           -----
incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or omission which the Company believes is of a criminal nature and the result of which the Company believes is detrimental to the interests of the Company or an Affiliate,
(b) the material breach of a fiduciary duty owing to the Company, including, without limitation, fraud or embezzlement or (c) conduct, or the omission of conduct, on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company or an Affiliate.

     2.8  "Change in Control" and "Change in Control Price" have the meanings
           -----------------       -----------------------
set forth in Sections 12.2 and 12.3, respectively.

     2.9  "Code" or "Internal Revenue Code" means the Internal Revenue Code of
           ----      ---------------------
1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

     2.10 "Commission" means the Securities and Exchange Commission or any
           ----------
successor agency.

     2.11 "Committee" means the Compensation Committee of the Board and/or such
           ---------
other individuals designated by the Board to administer the Plan.

     2.12 "Common Stock" means the shares of the Company's Common Stock, $.01
           ------------
par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.13 "Company" means Career Education Corporation, a Delaware corporation,
           -------
and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.14 "Covered Employee" means a Participant who is a "covered employee"
           ----------------
within the meaning of Section 162(m) of the Code.

     2.15 "Deferred Stock" means a right, granted to a Participant under
           --------------
Section 9.1 hereof, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

     2.16 "Disability" means a mental or physical illness that entitles the
           ----------
Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a felony criminal offense. Determination of Disability shall be made by the Committee. Determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

      2.17  "Dividend Equivalent" means a right, granted to a Participant under
             -------------------
Section 10.2, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

      2.18  "Effective Date" means the date of consummation of the Initial
             --------------
Public Offering.

      2.19  "Exchange Act" means the Securities Exchange Act of 1934, as
             ------------
amended, and the rules and regulations promulgated thereunder.

      2.20  "Fair Market Value" means the value determined on the basis of the
             -----------------
good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

            (a) if the Common Stock is listed on a national securities exchange or quoted on Nasdaq, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by Nasdaq, as the case may be;

            (b) if the Common Stock is not listed on a national securities exchange or quoted on Nasdaq, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

            (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the fair market value determined in good faith by the Committee.

      2.21  "Grant Date" means the date as of which an Agreement is entered into
             ----------
pursuant to the Plan.

      2.22  "Incentive Stock Option" means any Stock Option intended to be and
             ----------------------
designated as an "incentive stock option" which satisfies the requirements of
Section 422 of the Code.

      2.23  "Initial Public Offering" means the Company's initial public
             -----------------------
offering of Common Stock under the Securities Act.

      2.24  "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq
             ------
National Market.

      2.25  "Non-Qualified Stock Option" means an Option which is not an
             --------------------------
Incentive Stock Option.

      2.26  "Option Period" means the period during which an Option shall be
             -------------
exercisable in accordance with the related Agreement and Article VI.

      2.27  "Option Price" means the price at which the Common Stock may be
             ------------
purchased under an Option as provided in Section 6.3(b).

      2.28  "Other Stock-Based Awards" means Awards granted to a Participant
             ------------------------
under Section 10.3 hereof.

      2.29  "Participant" means a person who satisfies the eligibility
             -----------
conditions of Article V and with whom an Agreement has been entered into under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

      2.30  "Performance Award" means a right, granted to a Participant under
             -----------------
Section 10.4 hereof, to receive Awards based upon performance criteria specified by the Committee.

      2.31  "Plan" means the Career Education Corporation 1998 Stock Incentive
             ----
Compensation Plan, as herein set forth and as may be amended from time to time.

      2.32  "Representative" means (a) the person or entity acting as the
             --------------
executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

      2.33  "Restricted Stock" means Common Stock granted to a Participant under
             ----------------
Section 8.1 hereof, that is subject to certain restrictions and to a risk of forfeiture.

      2.34  "Retirement" means the Participant's Termination of Employment after
             ----------
attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65.

      2.35  "Rule 16b-3" means Rule 16b-3, as from time to time in effect and
             ----------
applicable to the Plan and Participants, promulgated by the Commission under
Section 16 of the Exchange Act.

      2.36  "Securities Act" means the Securities Act of 1933, as amended, and
             --------------
the rules and regulations promulgated thereunder.

      2.37  "Stock Appreciation Right" means a right granted under Article VII.
             ------------------------

      2.38  "Stock Option" or "Option" means a right, granted to a Participant
             ------------      ------
under Section 6.1 hereof, to purchase Common Stock at a specified price during specified time periods.

      2.39  "Termination of Employment" means the occurrence of any act or event
             -------------------------
that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, director or employee of, or consultant to, the Company or of any subsidiary of the Company, or to be an officer, director or employee of, or consultant to, any entity that provides services to the Company or a subsidiary of the Company, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its subsidiaries of all businesses owned or operated by the Company or its subsidiaries. With respect to any person who is not an employee with respect to the Company, an Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to a subsidiary, or from a subsidiary to the Company, will not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by a subsidiary of the company if the subsidiary shall cease to be a subsidiary and the Participant shall not immediately thereafter become an employee of the Company or a subsidiary of the Company.

      2.40  "Transfer" means any sale, gift, assignment, distribution,
             --------
conveyance, pledge, hypothecation, encumbrance or other transfer of title, whether by operation of law or otherwise.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.


                                  ARTICLE III
                                  -----------

                                ADMINISTRATION
                                --------------

      3.1   Committee Structure and Authority. The Plan shall be administered by
            ---------------------------------
a committee (the "Committee") of the Board of Directors composed of no fewer than two directors designated by the Board of Directors. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Board may select different Committees to administer Awards for different classes of Participants. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

            (a) to select those persons to whom Awards may be granted from time to time;

            (b) to determine whether and to what extent Awards are to be granted hereunder;

            (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, any Option Price or Option Period, any exercise restriction or limitation or exercise acceleration, forfeiture or waiver, and any performance criteria);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 13.1;

          (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

          (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

          (h) to provide for the forms of Agreements to be utilized in connection with the Plan;

          (i) to determine whether a Participant has a Disability or a Retirement;

          (j) to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k) to cancel, with the consent of Participants or as otherwise provided in the Plan or an Agreement, outstanding Awards;

          (l) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

          (m) to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of such amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

          (n) to determine whether and under what circumstances a Participant has incurred a Termination of Employment;

          (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (p) to determine the restrictions or limitations on the transfer of Common Stock;

          (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

          (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

          (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

          (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion and, in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged
                                                    -- ----
in court.


                                  ARTICLE IV
                                  -----------

                             STOCK SUBJECT TO PLAN
                             ---------------------

     4.1  Number of Shares.  Subject to the adjustment under Section 4.6, the
          ----------------
total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 600,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2  Release of Shares.  Subject to Section 6.3(f), if any shares of Common
          -----------------
Stock that are subject to any Award cease to be subject to an Award or are forfeited, if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Award, including the satisfaction of tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

     4.3  Restrictions on Shares.  Shares of Common Stock issued as or in
          ----------------------
conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or Nasdaq (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4  Stockholder Rights.  No person shall have any rights of a stockholder
          ------------------
as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of an Award or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

     4.5  Reasonable Efforts To Register.  The Company will use its reasonable
          ------------------------------
efforts to register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, when the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its reasonable efforts to cause the registration statement to become effective and to file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Award Period of the last Award outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award.

     4.6  Anti-Dilution.  In the event, after the Effective Date, of any Company
          -------------
stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.


                                   ARTICLE V
                                   ---------

                                  ELIGIBILITY
                                  -----------

     5.1  Eligibility.  Except as herein provided, the persons who shall be
          -----------
eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, and employees of, and consultants to, the Company or any subsidiary of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.

     5.2  Per Person Award Limitations.  In each fiscal year during any part of
          ----------------------------
which this Plan is in effect, a Participant may not be granted Awards relating to more than 100,000 shares of Common Stock, subject to adjustment as provided in Section 4.6, under each of Articles VI, VII, VIII and IX and Sections 10.1, 10.2, 10.3 and 10.4(b). In addition, the maximum aggregate amount that may be paid out as final Cash Incentive Awards or other cash Awards in any fiscal year to any Participant shall be $1,000,000.


                                  ARTICLE VI
                                  ----------

                                 STOCK OPTIONS
                                 -------------

     6.1  General.  The Committee shall have authority to grant Stock Options
          -------
under the Plan at any time or from time to time. Stock Options may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Option Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price.

     6.2  Grant and Exercise.  The grant of a Stock Option shall occur as of the
          ------------------
date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

     6.3  Terms and Conditions.  Stock Options shall be subject to such terms
          --------------------
and conditions as shall be determined by the Committee, including the following:

          (a)  Option Period.  The Option Period of each Stock Option shall be
               -------------
     fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

          (b)  Option Price.  The Option Price per share of the Common Stock
               ------------
     purchasable under an Option shall be determined by the Committee in its sole and absolute discretion; provided, however, that in the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the date the Option is granted.

          (c)  Exercisability.  Subject to Section 12.1, Stock Options shall be
               --------------
     exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, and, subject to the foregoing, may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the date the Option is granted) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

          (d)  Method of Exercise. Subject to the provisions of this Article VI,
               ------------------
     a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving to the Company written notice of exercise on a form provided by the Committee (if available) specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If set forth in an Agreement or otherwise approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price;
     (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise the Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made.

          (e)  Company Loan or Guarantee.  Upon the exercise of any Option and
               -------------------------
     subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

               (i) lend to the Participant an amount equal to such portion of the Option Price as the Committee may determine; or

               (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

     The terms and conditions of any loan or guarantee, including the term, interest rate and any security interest thereunder and whether the loan shall be with recourse, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

          (f)  Non-transferability of Options.  Except as provided herein or in
               ------------------------------
     an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant.

     6.4  Termination by Reason of Death.  Unless otherwise provided in an
          ------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety
(90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

     6.5  Termination by Reason of Disability.  Unless otherwise provided in an
          -----------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of the Participant's Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     6.6  Other Termination.  Unless otherwise provided in an Agreement or
          -----------------
determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement or if the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall immediately terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the a period of the ninety (90) days immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever is shorter. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment which is voluntary on the part of the Participant (and is not due to Retirement) or if the Participant's Termination of Employment is for Cause, any Stock Option held by such Participant shall terminate immediately, without any exercise thereof. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

     6.7  Cashing Out of Option.  On receipt of written notice of exercise, the
          ---------------------
Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash-out.

                                  ARTICLE VII
                                  -----------

                           STOCK APPRECIATION RIGHTS
                           -------------------------

     7.1  General.  The Committee shall have authority to grant Stock
          -------
Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

     7.2  Grant.  Stock Appreciation Rights may be granted in conjunction with
          -----
all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan.

     7.3  Terms and Conditions.  Stock Appreciation Rights shall be subject to
          --------------------
such terms and conditions as shall be determined by the Committee, including the following:

          (a) Period and Exercise.  The term of a Stock Appreciation Right shall
              -------------------
     be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement.
     Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

          (b) Amount.  Upon the exercise of a Stock Appreciation Right granted
              ------
     in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

          (c) Non-transferability of Stock Appreciation Rights.  Stock
              ------------------------------------------------
     Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan, unless otherwise provided in an Agreement.

          (d) Termination.  A Stock Appreciation Right shall terminate at such
              -----------
     time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement.

          (e) Effect on Shares Under the Plan.  Upon the exercise of a Stock
              -------------------------------
     Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4.1 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

          (f) Incentive Stock Option.  A Stock Appreciation Right granted in
              ----------------------
     tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.


                                 ARTICLE VIII
                                 ------------

                               RESTRICTED STOCK
                               ----------------

     8.1  General.  The Committee shall have authority to grant Restricted Stock
          -------
under the Plan at any time or from time to time, either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

     8.2  Awards and Certificates.  Notwithstanding the limitations on issuance
          -----------------------
of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     8.3  Terms and Conditions.  Shares of Restricted Stock shall be subject to
          --------------------
the following terms and conditions:

          (a) Limitations on Transferability.  Subject to the provisions of the
              ------------------------------
     Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

          (b) Rights.  Except as provided in Section 8.3(a), the Participant
              ------
     shall have, with respect to shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividends were paid.

          (c) Acceleration.  Based on service, performance by the Participant or
              ------------
     by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

          (d) Forfeiture.  Unless otherwise provided in an Agreement or
              ----------
     determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's Restricted Stock.

          (e) Delivery.  If and when the Restriction Period expires without a
              --------
     prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for such shares shall be delivered to the Participant.

          (f) Election.  A Participant may elect to further defer receipt of the
              --------
     Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.


                                  ARTICLE IX
                                  ----------

                                DEFERRED STOCK
                                --------------

     9.1  General.  The Committee shall have authority to grant Deferred Stock
          -------
under the Plan at any time or from time to time, either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

     9.2  Terms and Conditions.  Deferred Stock Awards shall be subject to the
          --------------------
following terms and conditions:

          (a) Limitations on Transferability.  Subject to the provisions of the
              ------------------------------
     Plan and the Agreement, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock to the Participant for the shares covered by the Deferred Stock Award.

          (b) Rights.  Unless otherwise determined by the Committee and subject
              ------
     to the Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividends were paid.

          (c) Acceleration.  Based on service, performance by the Participant or
              ------------
     by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

          (d) Forfeiture.  Unless otherwise provided in an Agreement or
              ----------
     determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

          (e) Election.  A Participant may elect further to defer receipt of the
              --------
     Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event (an "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Deferral Period for the Award (or of the applicable installment thereof).

                                   ARTICLE X
                                   ---------

                                 OTHER AWARDS
                                 ------------

     10.1 Bonus Stock and Awards In Lieu of Obligations.  The Committee is
          ---------------------------------------------
authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     10.2 Dividend Equivalents.  The Committee is authorized to grant Dividend
          --------------------
Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Common Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     10.3 Other Stock-Based Awards.  The Committee is authorized, subject to
          ------------------------
limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 10.3 shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.3.

     10.4 Performance Awards.
          ------------------

          (a) Performance Conditions.  The right of a Participant to exercise or
              ----------------------
     receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 10.4(b) and 10.4(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

          (b) Performance Awards Granted to Designated Covered Employees.  If
              ----------------------------------------------------------
     the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 10.4(b).

               (i)   Performance Goals Generally.  The performance goals for any
                     ---------------------------
          such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 10.4(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain."

               (ii)  Business Criteria.  One or more of the following business
                     -----------------
          criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index, such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index;
          (3) net revenue; (4) net income; (5) pre-tax income; (6) EBITDA (earnings before interest, taxes, depreciation and amortization); (7) EBITDA margin (EBITDA as a percentage of net revenue); (8) operating income; (9) operating margin (operating income as a percentage of net revenue); (10) earnings per share; (11) return on equity; (12) return on capital; and (13) return on investment. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 10.4(c) hereof.

               (iii) Performance Period: Timing For Establishing Performance
                     -------------------------------------------------------
          Goals. Achievement of performance goals in respect of such Performance
          -----
          Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Code Section 162(m).

               (iv)  Settlement of Performance Awards; Other Terms.  Settlement
                     ---------------------------------------------
          of such Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 10.4(b). The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a Termination of Employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

          (c)  Cash Incentive Awards Granted to Designated Covered Employees.
               -------------------------------------------------------------
     The Committee may grant Cash Incentive Awards to Participants including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified fiscal year or fiscal quarter or other period specified by the Committee, in accordance with this Section 10.4(c).

               (i)   Cash Incentive Award.  The Cash Incentive Award for
                     --------------------
          Participants the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b), and may be based on such criteria for any other Participant. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount or another amount which need not bear a strictly mathematical relationship to such business criteria. The Committee may establish a Cash Incentive Award pool that includes Participants the Committee regards likely to be Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b) hereof in the given performance period, as granted by the Committee. The Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount or another amount which need not bear a strictly mathematical relationship to such business criteria.

               (ii)  Potential Cash Incentive Awards.  Not later than the date
                     -------------------------------
          required or permitted for "qualified performance-based compensation" under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified fiscal year, quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant's portion of the Cash Incentive Award pool.

               (iii) Payout of Cash Incentive Awards.  After the end of the
                     -------------------------------
          specified fiscal year, quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award payable to a Participant or of any Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in any Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of a Cash Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which a Cash Incentive Award shall be paid or forfeited in the event of Termination of Employment by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Company to make payment.

          (d)  Written Determinations. All determinations by the Committee as to
               ----------------------
     the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

                                  ARTICLE XI
                                  ----------

            PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN
            ------------------------------------------------------

     11.1 Limited Transfer During Offering.  In the event there is an effective
          --------------------------------
registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly as, or pursuant to an exercise of, any Award.

     11.2 Committee Discretion.  The Committee may in its sole discretion
          --------------------
include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article XI shall be construed by the Committee in its sole discretion and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article XI, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

     11.3 No Company Obligation.  None of the Company, an Affiliate or the
          ---------------------
Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.


                                  ARTICLE XII
                                  -----------

                         CHANGE IN CONTROL PROVISIONS
                         ----------------------------

     12.1 Impact of Event.  Notwithstanding any other provision of the Plan to
          ---------------
the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 12.2):

          (a) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

          (b) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock or other Award shall lapse, and such Restricted Stock, Deferred Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

          (c) The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the

     Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

          (d) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Award is fully exercisable or may be otherwise realized by the Participant, by giving notice during the sixty
     (60) day period from and after a Change in Control to the Company, to elect to surrender all or part of a stock-based Award to the Company and to receive cash, within thirty (30) days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 12.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread"), multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 12.1 shall have been exercised.

     12.2 Definition of Change in Control.  For purposes of this Plan, a "Change
          -------------------------------
in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in
Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

     12.3 Change in Control Price.  For purposes of the Plan, "Change in Control
          -----------------------
Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on Nasdaq during the sixty (60) day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Corporate Transaction"), the highest price per share of Common Stock paid in such Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such Corporate Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

                                 ARTICLE XIII
                                 ------------

                                 MISCELLANEOUS
                                 -------------

     13.1 Amendments and Termination.  The Board may amend, alter or discontinue
          --------------------------
the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Deferred Stock Award theretofore granted without the Participant's consent. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, and (b) any amendment shall be subject to the approval or rejection of the Board.

     The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

     13.2 Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards
          ------------------------------------------------------
granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.
In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary.

     13.3 Form and Timing of Payment Under Awards; Deferrals.  Subject to the
          --------------------------------------------------
terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash may be paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 13.1 of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Common Stock.

     13.4 Status of Awards Under Code Section 162(m).  It is the intent of the
          ------------------------------------------
Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     13.5 Unfunded Status of Plan; Limits on Transferability.  It is intended
          --------------------------------------------------
that the Plan be an "unfunded" plan for incentive and deferred compensation.
The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors, and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

     13.6 General Provisions.
          ------------------

          (a) Representation.  The Committee may require each person purchasing
              --------------
     or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation.  Nothing contained in the Plan shall
              ------------------------
     prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

          (c) Withholding.  No later than the date as of which an amount first
              -----------
     becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

          (d) Reinvestment.  The reinvestment of dividends in additional
              ------------
     Deferred or Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

          (e) Representation.  The Committee shall establish such procedures as
              --------------
     it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f) Controlling Law.  The Plan and all Awards made and actions taken
              ---------------
     thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law).
     The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (g) Offset.  Any amounts owed to the Company or an Affiliate by the
              ------
     Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

          (h) Fail Safe.  With respect to persons subject to Section 16 of the
              ---------
     Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3, as applicable. To the extent any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     13.7 Mitigation of Excise Tax.  If any payment or right accruing to a
          ------------------------
Participant under this Plan (without the application of this Section 13.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 13.7 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes. In addition, the foregoing provisions of this Section 13.7 are not meant to be exclusive with regard to any Participant, and the Company or an Affiliate may, pursuant to employment, severance or other agreements, provide for additional payments to a Participant due to a Participant's rights under an award constituting a "parachute payment."

     13.8   Rights with Respect to Continuance of Employment.  Nothing contained
            ------------------------------------------------
herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract.

     13.9   Awards in Substitution for Awards Granted by Other Corporations.
            ---------------------------------------------------------------
Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     13.10  Procedure for Adoption.  Any Affiliate of the Company may by
            ----------------------
resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

     13.11  Procedure for Withdrawal.  Any Affiliate which has adopted the Plan
            ------------------------
may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

     13.12  Delay.  The Company shall have the right to suspend or delay any
            -----
time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.

     13.13  Headings.  The headings contained in this Plan are for reference
            --------
purposes only and shall not affect the meaning or interpretation of this Plan.

     13.14  Severability.  If any provision of this Plan shall for any reason be
            ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     13.15  Successors and Assigns.  This Plan shall inure to the benefit of and
            ----------------------
be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     13.16  Entire Agreement. This Plan and the Agreements constitute the entire
           ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and any Agreement, the terms and conditions of the Plan shall control.

                            FIRST AMENDMENT TO THE
                         CAREER EDUCATION CORPORATION
                   1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

     WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998; and

     WHEREAS, the Corporation has determined that it desires to amend the Plan to increase the maximum number of Awards (as defined in the Plan) which may be granted to a Participant in the Plan in any fiscal year;

     NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, as defined in the Plan, the Plan be and is hereby amended effective July 29, 1998, unless otherwise specified herein, in the following particulars:

     Section 5.2 is amended by deleting its first sentence and replacing it with the following:

          "In each fiscal year during any part of which this Plan is in effect, a Participant may not be granted Awards relating to more than 250,000 shares of Common Stock, subject to adjustment as provided in Section 4.6, under each of Articles VI, VII, VIII and IX and Sections 10.1, 10.2, 10.3 and 10.4(b)."

     Except as provided herein, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 29th day of July, 1998.


                              CAREER EDUCATION CORPORATION



                              By:  /s/ William A. Klettke
                                   --------------------------------------------
                                   William A. Klettke
                                   Vice President and Chief Financial Officer

                            SECOND AMENDMENT TO THE
                         CAREER EDUCATION CORPORATION
                   1998 EMPLOYEE INCENTIVE COMPENSATION PLAN

     WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Incentive Compensation Plan (the "Plan"), effective as of April 1, 1998, as amended on July 29, 1998; and

     WHEREAS, the Corporation desires to further amend the Plan to increase the total number of shares of Common Stock (unless otherwise stated in this Amendment, defined terms used herein shall have the meanings ascribed to them in the Plan) reserved and available for distribution pursuant to Awards under the Plan;

     NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 13.1 of the Plan, and pursuant to the authority delegated to the Committee, the Plan be and hereby is amended, effective February 17, 1999, in the following manner:

     Section 4.1 is amended by deleting its first sentence and replacing it with the following:

          "4.1 Number of Shares.  Subject to the adjustment under Section 4.6,
               ----------------
               the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1,350,000 shares of Common Stock authorized for issuance as of the Effective Date."

     Except as provided herein, the Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed effective as of the 17/th/ day of February, 1999.


                              CAREER EDUCATION CORPORATION


                              By:   /s/ William A. Klettke
                                    --------------------------------------------
                                    William A. Klettke
                                    Vice President and Chief Financial Officer

                                                                       EXHIBIT B



                         CAREER EDUCATION CORPORATION


                       1998 EMPLOYEE STOCK PURCHASE PLAN

                         CAREER EDUCATION CORPORATION
                       1998 EMPLOYEE STOCK PURCHASE PLAN


                                 INTRODUCTION

   The purpose of this Employee Stock Purchase Plan (the "Plan") is to benefit Career Education Corporation (the "Corporation") (and its parent or subsidiaries) by offering eligible employees a favorable opportunity to become stockholders of the Corporation over a period of years, thereby giving them a proprietary interest in the growth and prosperity of the Corporation and encouraging the continuance of their dedicated services with the Corporation (or its parent or subsidiaries).

   Pursuant to this Plan, 500,000 shares of authorized but unissued common stock, $.01 par value ("Common Stock"), of the Corporation may be offered for sale to eligible employees (as determined under Section 2 of this Plan) through periodic offerings to be made during the ten-year period commencing April 1, 1998 (the "Effective Date"). The Plan will be implemented by making four (4) offerings annually of the Common Stock (the "Offerings" and individually, and "Offering"), beginning on the first day of each calendar quarter, each Offering terminating on the last day of such quarter ("Offering Period"). The maximum number of shares of Common Stock issued in each Offering shall be 25,000 shares.

   The Plan is intended to qualify as an Employee Stock Purchase Plan under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

   1. Committee. The Plan will be administered by a committee (the "Committee") appointed by the Corporation's Board of Directors. The Committee shall consist of one or more members of the Board of Directors, none of whom shall be eligible to participate in the Plan. The Committee's interpretations and decisions with regard thereto shall be final and conclusive.

   2. Eligibility. All employees of the Corporation (and its parent (if any) and subsidiaries) on the date of any Offering (as hereinafter described) shall be eligible to participate in the Plan, except that the following classes of employees shall not be eligible:

   (a) employees who are not employed by the Corporation (or its parent or one of its subsidiaries) as of the date one year prior to the first day of an Offering;

   (b) employees whose customary employment is for not more than five (5) months in any calendar year;

   (c) employees who would, immediately after the grant of an option under the Plan, own Corporation stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (or its parent or subsidiaries);

   (d) employees whose customary employment with the Corporation is 20 hours or less per week; and

   (e)    members of the Committee.

   For purposes of subparagraph (a), above, a participating employee who terminates his or her employment and is subsequently reemployed by the Corporation (or its parent or one of its subsidiaries) within one year of the termination date shall be eligible to participate in any Offering under this Plan as of the first day of the Offering Period following the one year anniversary of the date of such reemployment (as if the employee were a new employee). Additionally, in determining an employee's employment for purposes of this Plan, such employee's employment with any business entity, the assets, business, stock or product line of which is acquired by the Corporation (or its parent or one of its subsidiaries) through purchase, merger or otherwise, will be deemed to be employment with the Corporation. For purposes of subparagraph
(c) of this Section 2, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee. For purposes of this Plan, a subsidiary of the Corporation shall mean a "subsidiary corporation" as defined in Section 424(f) of the Code, and a parent of the Corporation shall mean a "parent corporation" as defined in section 424(e) of the Code.

   3. Offerings. The Corporation will make four (4) annual Offerings to employees to purchase stock under this Plan. Each Offering Period shall be three (3) months in duration, during which the amounts of Base Compensation (as defined below) directed pursuant to Section 4 by an employee (plus the amount of any dividends received on any shares purchased by the employee under the Plan while such shares are registered in the name of a custodian, if one is appointed pursuant to Section 9 hereof) shall constitute the measure by which the employee's participation in the Offering is based. For all purposes of this Plan, "Base Compensation" shall mean cash payments on account of the employee's employment with the Corporation or its subsidiaries, and shall include regular wage or salary payments only. Overtime premium, shift pay for Saturday, Sunday or holiday work, emergency call-in cash payments, bonuses, commissions and all other non-regular compensation, if any, shall be excluded from Base Compensation for both salaried and hourly employees.

   No employee may be granted an option which permits his rights to purchase stock under this Plan, and any other stock purchase plan of the Corporation (and its parent or subsidiaries), to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the effective date of the Offering) for each calendar year in which the Offering is outstanding at any time. For purposes of the preceding sentence, the rules set forth in Section 423(b)(8) of the Code shall apply.

   4. Participation. Subject to the third sentence of Section 7, an employee eligible on the effective date of any Offering may participate in such Offering on any enrollment date by completing and forwarding a payroll deduction authorization form to the Human Resources Department. The form will authorize a regular payroll deduction from the employee's direct, after-tax Base Compensation, and must specify the date on which such deduction is to commence, which shall be the first day of the next Offering Period and may not be retroactive. The form may also authorize the purchase of additional shares with any dividends received on any shares purchased by the employee under this Plan while such shares are registered in the name of a custodian, if one is appointed pursuant to Section 9 hereof.

   5. Payroll Deductions. The Corporation will maintain payroll deduction accounts for all participating employees. With respect to any Offering made under this Plan, an employee may authorize a payroll deduction in terms of whole number percentages from a minimum of 1% up to a maximum of 10% of the gross, pre-tax Base Compensation an employee receives during the Offering Period. Notwithstanding the foregoing, in no event may more than $5,000 be deducted from an employee's Base Compensation for each Offering Period.

   6. Deduction Terminations. An employee may, at any time, terminate the employee's payroll deduction by filing a payroll deduction termination form.
The termination will not become effective sooner than the next pay period after receipt of the form by the Human Resources Department. Upon filing such payroll deduction termination form, the employee shall also be deemed to have elected a "withdrawal of funds" in accordance with Section 7, below.

   7. Withdrawal of Funds. An employee may at any time more than 15 days prior to the end of an Offering Period, and for any reason, permanently draw out the balance accumulated in the employee's account for the Offering Period for which such payroll deduction form is effective and thereby withdraw from participation in an Offering for the Offering Period. Upon an election in accordance with this Section 7, all payroll withdrawals for the Offering Period shall be returned to the employee as soon as administratively practicable, and such employee's option shall be automatically terminated. An employee may thereafter resume participation again only as of the first day of the next Offering Period (and/or the first day of any Offering Period thereafter); provided, however, that an employee who is an officer or director of the Corporation may not thereafter resume participation in that Offering or participate in a subsequent Offering until the first day of an Offering Period which occurs at least six months after the date of such withdrawal. Partial withdrawals will not be permitted.

   8. Purchase of Shares. Each employee participating in any Offering under this Plan will be granted an option, upon the effective date of such Offering, for as many full or fractional shares of Common Stock as can be purchased by such employee, which shall equal the sum of the following:

   (a) the amount of payroll deduction elected by the employee up to 10% of such employee's gross, pre-tax Base Compensation received during the specified Offering Period, but not to exceed $5,000; and

   (b) the amount of any dividends received on any shares purchased by the employee under this Plan while such shares are registered in the name of a custodian appointed pursuant to Section 9 hereof, if any.

   9. Purchase Price of Shares. The purchase price for each share of Common Stock purchased with funds allocated from payroll deductions in accordance with
Section 8(a) will be 85% of the fair market value (as defined in Section 11) of the stock at the time the option is exercised. The purchase price for each share of Common Stock purchased with funds allocated from dividends received on Common Stock held on behalf of the Participant under Section 8(b) of the Plan will be 100% of the fair market value (as defined in Section 11) of the stock at the time the option is exercised. Such prices shall each hereinafter be referred to as the "Subscription Price," as such definition shall apply in context. Each option shall be automatically exercised at the Subscription Price at the end of the Offering Period. The employee's account shall be charged for the amount of the purchase price, and ownership of such share or shares shall be appropriately entered in the books of the Corporation. The Committee may appoint a custodian to accept custody of such shares on behalf of each participating employee. Upon an employee's request, the employee shall be issued a certificate for any or all of the shares held by the custodian on his or her behalf by completing a form approved by the Committee. If no such custodian is appointed, employees will be issued a certificate for shares as soon as practical after exercising an option.

   A participating employee may not purchase a share under any Offering beyond 60 months from the effective date thereof. Any balance remaining in an employee's payroll deduction account or dividend account, if any, at the end of an Offering Period shall be returned to the employee.

   10. Registration of Certification. Any certificates issued to an employee may be registered only in the name of the employee or, if the employee so indicates on the employee's payroll deduction authorization form, in the employee's name jointly with a member of the employee's family, with right of survivorship.

   11. Fair Market Value. The "fair market value" for a share of Common Stock for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq National Market or, if such Common Stock is not listed or admitted to trading on the Nasdaq National Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange or market on which the Common Stock is listed or admitted to trading or, if the Common Stock not then listed or admitted to trading on any national securities exchange or market, the last quoted sale price on such date or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Committee. If such prices are not available on a given day, then the Committee may use the prices of the Common Stock on the next preceding trading day for which such prices are available.

   12. Rights as a Stockholder. None of the rights or privileges of a stockholder of the Corporation shall exist with respect to shares purchased under this Plan unless and until a stock certificate with respect to such full shares shall have been issued to the employee or the custodian, if any, on his behalf.

   13. Rights on Retirement, Death or Termination of Employment. In the event of a participating employee's retirement, death or termination of employment (other than an authorized leave of absence), no payroll deduction shall be taken from any pay due and owing to an employee at such time, and the balance in the employee's account shall be paid to the employee or, in the event of the employee's death, to the employee's estate, as soon as practicable thereafter. Such employee's option shall be automatically terminated.

   14. Rights Not Transferable. Rights under this Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and, during the employee's lifetime, said rights are exercisable only by the employee.

   15. Application of Funds. All funds received or held by the Corporation under this Plan may be used for any corporate purpose, and the Corporation shall not be obligated to segregate any payroll deductions. No interest shall be allocated to the payroll deductions credited to an employee's account under the Plan.

   16. Adjustment in Case of Changes Affecting Career Education Corporation Stock. The number of shares subject to the Plan and to Offerings granted under the Plan shall be adjusted as follows: (a) in the event that the outstanding Common Stock is changed by any stock dividend, stock split or combination of shares, the number of shares of Common Stock subject to the Plan and to Offerings theretofore granted thereunder shall be proportionately adjusted; (b) in the event of any merger or consolidation of the Corporation with any other corporation or corporations, there shall be substituted for each share of Career Education Corporation then subject to the Plan, whether or not at the time subject

                                      B-B
to outstanding Offerings, the number and kind of shares of common stock or other securities to which the holders of Common Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Corporation, the Committee shall provide for an equitable adjustment in the number of shares of Common Stock subject to the Plan, whether or not then subject to outstanding Offerings. In the event of any such adjustment, the Subscription Price(s) per share shall be appropriately adjusted.

   17. Amendment of the Plan. The Committee may at any time, or from time to time, amend this Plan in any respect, except that, without the approval of a majority of the shares of stock of the Corporation then issued and outstanding and entitled to vote, no amendment shall be made (i) increasing or decreasing the number of shares of Common Stock approved for this Plan (other than as provided in Section 16 hereof) or (ii) amending provisions governing which employees (or class of employees) are eligible to receive options under the Plan. Said stockholder approval must be obtained within 12 months of the amendment's adoption by the Committee.

   18. Termination of the Plan. This Plan and all rights of employees under any Offering pursuant to the Plan hereunder shall terminate:

   (a) on the day that participating employees become entitled to purchase a number of shares of Common Stock equal to or greater than the number of shares remaining available for purchase. If the number of shares so purchasable is greater than the shares remaining available, the available shares shall be allocated by the Committee on a pro rata basis of each participant's Base Compensation earned during the prior Offering Period or, if none, during the immediately prior fiscal year of the Corporation; or

   (b)    at any time, at the discretion of the Board of Directors.

   No Offering hereunder shall be made which shall extend beyond the ten (10) year anniversary of the Effective Date. Upon termination of this Plan, all amounts in the accounts of participating employees shall be carried forward into the employees' payroll deduction account under a successor employee stock purchase plan, if any, or refunded as soon as practicable thereafter.

   19. Governmental Regulations. The Corporation's obligation to sell and deliver Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of the Common Stock.

   Each option shall also be subject to the requirement that, if at any time the Corporation determines, in its discretion, that the listing, registration or qualification of the shares of Common Stock subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable by the Corporation.

   20. Purchase of Shares. Purchase of outstanding shares of Common Stock may be made pursuant to and on behalf of this Plan, upon such terms of the Corporation may approve, for delivery under this Plan.

   21. Stockholder Approval. No options shall be exercised or shares or Common Stock issued hereunder before the Plan shall have been approved by the stockholders of the Company. Such approval must be obtained within 12 months before or after the date the Plan is adopted, and shall comply with all applicable laws and the requirements of Section 423 of the Code.

   22. No Employment Rights. The Plan does not provide any employment rights to any employee, and it shall not be deemed to interfere in any way with the right of the Corporation (and its parent or subsidiaries) to terminate, or otherwise modify, an employee's employment at any time.

   23. Applicable Law. The Plan shall be governed by, and construed under, the laws of the State of Illinois, without giving effect to its principles of conflicts of law, except to the extent such laws are superseded by the laws of the United States.

   24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 with respect to Plan transactions.

   25. Plan Administration. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims under the Plan. All notices or other communications hereunder shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

                            FIRST AMENDMENT TO THE
                         CAREER EDUCATION CORPORATION
                       1998 EMPLOYEE STOCK PURCHASE PLAN

   WHEREAS, Career Education Corporation (the "Corporation") has established and maintains the Career Education Corporation 1998 Employee Stock Purchase Plan (the "Stock Purchase Plan"), effective as of April 1, 1998; and

   WHEREAS, the Corporation has determined that it desires to amend the Stock Purchase Plan to treat part-time employees of the Corporation as employees eligible to participate in the Stock Purchase Plan;

   NOW, THEREFORE, BE IT RESOLVED that, pursuant to the power and authority reserved to the Corporation by Section 17 of the Stock Purchase Plan, and pursuant to the authority delegated to the Committee, as defined in the Stock Purchase Plan, the Stock Purchase Plan be and is hereby amended effective April 1, 1998, unless otherwise specified herein, in the following particulars:

   Section 2 is amended by deleting its first paragraph and replacing it with the following:

   "All employees of the Corporation (and its parent (if any) and subsidiaries) on the date of any Offering (as hereinafter described) shall be eligible to participate in the Plan, except that the following classes of employees shall not be eligible:

   (a) employees who would, immediately after the grant of an option under the Plan, own Corporation stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation (or its parent or subsidiaries);

   (b)    members of the Committee."

   Except as provided herein, the Stock Purchase Plan shall remain in full force and effect.

   IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed this 1st day of April, 1998.

                              CAREER EDUCATION CORPORATION


                              By:   /s/ William A. Klettke
                                    ------------------------------------------
                                    William A. Klettke
                                    Vice President and Chief Financial Officer

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       PROXY                                                        PROXY


                         CAREER EDUCATION CORPORATION

              Proxy Solicited on Behalf of the Board of Directors
             For The Annual Meeting of Stockholders - May 20, 1999


     The undersigned appoints John M. Larson and Thomas B. Lelly, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of Career Education Corporation which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the annual meeting of stockholders thereof to be held on May 20, 1999, or at any adjournment thereof.
     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3 and 4.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                 (continued and to be signed on reverse side)


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

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                         CAREER EDUCATION CORPORATION                      [X]
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

[                                                                              ]

                                                           For Withhold For All
1. Election of Directors -                                 All    All   Except
   NOMINEES: Robert E. Dowdell and Patrick K. Pesch.
                                                           [ ]    [ ]     [ ]
   -------------------------------------------------
   (Except nominee(s) written above.)                      For  Against  Abstain

2. Approval of amendment to the Career Education           [ ]    [ ]     [ ]
   Corporation 1998 Employee Incentive Compensation Plan.

                                                           For  Against  Abstain

3. Approval of amendment to the Career Education           [ ]    [ ]     [ ]
   Corporation 1998 Employee Stock Purchase Plan.
                                                           For  Against  Abstain

4. Ratification of Auditors for fiscal year 1999.          [ ]    [ ]     [ ]


                                          The undersigned acknowledge receipt of
                                          the Notice of Annual Meeting of
                                          Stockholders and of the Proxy
----------------------------------------  Statement.

    THIS SPACE RESERVED FOR ADDRESSING           Dated:                  , 1999
         (key lines do not print)                      ------------------

----------------------------------------  Signature(s)
                                                      --------------------------


                                          --------------------------------------
                                          Please sign exactly as your name
                                          appears. Joint owners should each sign
                                          personally. Where applicable, indicate
                                          your official position or
                                          representation capacity.

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                             FOLD AND DETACH HERE

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.